Segment and Revenue Analysis (Tables)	12 Months Ended
Dec. 31, 2025
Segment and Revenue Analysis [Abstract]
Schedule of Net Revenues Generated from Different Reportable Segment

The disaggregated revenue data by geographical regions is set forth as following:

	For the Years Ended December 31,
	2025	2024	2023
China	$1,188,848	$512,157	$754
U.S.	68,736	53,461	-
Less: Sales tax and additional surcharge	(6,325)	(1,892)	-
Total net revenue from continuing operations	$1,251,259	$563,726	$754